Dear Shareholder:

One of three portfolio managers of the Balanced Fund (the “Fund”) of The Victory Portfolios, Cynthia G. Koury, has retired from her position effective December 30, 2011.  This supplement amends the summary prospectus of the Fund in order to reflect this change.  Lawrence G. Babin, a Chief Investment Officer and Senior Managing Director of Victory Capital Management Inc. (the “Adviser”), continues as the lead portfolio manager of the equity investments for the Fund.  Ernest C. Pelaia, Chief Investment Officer of Passive Investments and a Director of the Adviser, continues as the portfolio manager of the fixed income investments for the Fund.

The Victory Portfolios

Balanced Fund

Supplement dated December 30, 2011

to the Summary Prospectus dated March 1, 2011

1.  The sentence that refers to Cynthia G. Koury on page 5 of the Summary Prospectus under the section “Balanced Fund Summary — Management of the Fund — Portfolio Managers” is deleted.

Please insert this supplement in the front of your Prospectus.  If you have questions about the Victory Funds, please call 800-539-3863.